Exhibit 99.1

                                                         DEVRY INC.
                                                   SEGMENT INFORMATION
                                                    -------------------
                                                  (Dollars in Thousands)

                                                        PRELIMINARY

                                   For the Three       For the Three       For the Three      For the Three           For the
                                      Months                Months             Months             Months                Year
                                Ended September 30,  Ended December 31,   Ended March 31,     Ended June 30,       Ended June 30,
                               --------------------- ------------------- ------------------ ------------------ ---------------------
                                   2008      2007       2008     2007      2009     2008      2009     2008       2009       2008
                               --------------------- ------------------- ------------------ ------------------ ---------------------
REVENUES:
   Business, Technology and
    Management                 $   228,747 $194,765  $ 249,407 $211,832  $260,180 $219,760  $251,138 $206,492  $  989,472 $ 832,849
   Medical and Healthcare           53,278   37,240     97,979   42,586   105,013   45,885   106,445   44,103     362,715   169,814
   Professional Education           19,759   18,313     17,969   17,757    22,545   22,479    23,878   22,530      84,151    81,079
   Other Educational Services        1,933        -      4,260    1,562     4,144    2,849    14,778    3,680      25,115     8,091
                               --------------------- ------------------- ------------------ ------------------ ---------------------
     Total Consolidated
      Revenues                     303,717  250,318    369,615  273,737   391,882  290,973   396,239  276,805   1,461,453 1,091,833
                               --------------------- ------------------- ------------------ ------------------ ---------------------

OPERATING INCOME (LOSS):
   Business, Technology and
    Management                      27,003   15,561     35,322   28,302    39,712   27,085    24,872   11,961     126,909    82,909
   Medical and Healthcare           15,351   11,601     26,666   15,262    26,115   14,464    23,519   10,916      91,651    52,243
   Professional Education            7,723    8,358      4,526    5,374     9,524   10,930     8,897    9,182      30,670    33,844
   Other Educational Services       (1,715)       -       (487)     (82)     (220)     285     1,421      313      (1,001)      516
   Reconciling Items:
     Amortization Expense             (916)  (1,046)    (2,919)  (1,355)   (2,958)  (1,513)   (3,683)  (1,012)    (10,476)   (4,926)
     Depreciation and Other           (634)    (572)      (568)    (568)     (386)    (700)   (1,332)    (411)     (2,920)   (2,251)
                               --------------------- ------------------- ------------------ ------------------ ---------------------

     Total Consolidated
      Operating Income              46,812   33,902     62,540   46,933    71,787   50,551    53,694   30,949     234,833   162,335
                               --------------------- ------------------- ------------------ ------------------ ---------------------

INTEREST AND OTHER (EXPENSE) INCOME:
     Interest Income                 2,142    2,407      1,710    2,892       776    2,823       623    2,341       5,251    10,463
     Interest Expense                 (353)    (221)    (1,176)     (98)     (484)     (99)     (762)    (104)     (2,775)     (522)
     Net Investment Gain                 -        -     (1,718)       -       970        -       791        -          43         -
                               --------------------- ------------------- ------------------ ------------------ ---------------------

     Net Interest and Other
      (Expense) Income               1,789    2,186     (1,184)   2,794     1,262    2,724       652    2,237       2,519     9,941
                               --------------------- ------------------- ------------------ ------------------ ---------------------

Total Consolidated Income before
 Minority Interest
      and Income Taxes         $    48,601 $ 36,088  $  61,356 $ 49,727  $ 73,049 $ 53,275  $ 54,346 $ 33,186  $  237,352 $ 172,276
                               --------------------- ------------------- ------------------ ------------------ ---------------------


All periods have been revised to reflect DeVry's new segment alignment. DeVry recently renamed and repositioned some of its segments to reflect the current alignment of its operations. Also, a new segment called "Other Educational Services," has been added. These segments are consistent with the method by which management evaluates performance and allocates resources.